UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 12, 2012

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On April 12, 2012, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A, as indenture trustee (the “Indenture Trustee”), entered into the Series 2012-A Indenture Supplement (the “Series 2012-A Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 8.01.                      Other Events.

Issuance of Series 2012-A Notes

On April 12, 2012, the Issuer issued $412,500,000 of Series 2012-A Class A Asset Backed Notes (the “Series 2012-A Class A Notes”), $20,625,000 of Series 2012-A Class M Asset Backed notes (the “Series 2012-A Class M Notes”), $26,125,000 of Series 2012-A Class B Asset Backed Notes (the “Series 2012-A Class B Notes”), $68,750,000 of Series 2012-A Class C Asset Backed Notes (the “Series 2012-A Class C Notes”), and $22,000,000 of Series 2012-A Class D Asset Backed Notes (the “Series 2012-A Class D Notes” and, together with the Series 2012-A Class M Notes, the Series 2012-A Class B Notes and the Series 2012-A Class C Notes, the “Series 2012-A Retained Notes,” and, together with the Series 2012-A Class A Notes, the Series 2012-A Class M Notes, the Series 2012-A Class B Notes and the Series 2012-A Class C Notes, the “Series 2012-A Notes”) described in a Prospectus Supplement dated April 5, 2012 to a Prospectus dated April 5, 2012.

Use of Proceeds – Series 2012-A Notes

The public offering of the Series 2012-A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-16240) filed with the Securities and Exchange Commission on April 22, 2010 (as amended by pre-effective amendment no. 1 on May 24, 2010 and pre-effective amendment no. 2 on June 22, 2010) and declared effective on June 25, 2010.

The Public Offering of the Series 2012-A Notes terminated on April 5, 2012 upon the sale of all of the Series 2012-A Class A Notes. The depositor retained all of the Series 2012-A Retained Notes. No underwriting discount was paid to the underwriters with respect to the Series 2012-A Retained Notes. The underwriters of the Series 2012-A Class A Notes were J.P. Morgan Securities LLC, RBS Securities Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, RBC Capital Markets LLC and Wells Fargo Securities.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2012-A Class A Notes with respect to underwriting commissions and discounts was $1,546,875. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2012-A Class A Notes are $410,943,184. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $410,493,184. With respect of the payment of these other expenses and costs, all direct or indirect payments were made to  persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to make a deposit in the pre-funding account and (b) for general corporate purposes.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Series 2012-A Indenture Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

Date: April 16, 2012	By:	/s/ Ronald C. Reed
Ronald C. Reed
Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Series 2012-A Indenture Supplement